Property, plant and equipment	12 Months Ended
Dec. 31, 2019
Property, plant and equipment [abstract]
Disclosure of property, plant and equipment [text block]

10 Property, plant and equipment

(in USD million)	Machinery, equipment and transportation equipment	Production plants and oil and gas assets	Refining and manufacturing plants	Buildings and land	Assets under development	Right of use assets4)	Total

Cost at 31 December 2018	3,596	166,766	8,660	932	14,961	0	194,916
Implementation of IFRS 16 Leases 5)	(813)	(184)	0	0	0	4,989	3,992
Cost at 1 January 2019	2,783	166,582	8,660	932	14,961	4,989	198,908
Additions through business combinations	1	1,706	5	0	381	0	2,093
Additions and transfers	44	16,023	300	(16)	(4,448)	426	12,330
Disposals at cost	(7)	(4,911)	(0)	(7)	(59)	(35)	(5,020)
Effect of changes in foreign exchange	(2)	(337)	(44)	(0)	(464)	(41)	(888)

Cost at 31 December 2019	2,818	179,063	8,920	909	10,371	5,339	207,422

Accumulated depreciation and impairment losses at 31 December 2018	(2,802)	(119,589)	(6,613)	(465)	(185)	0	(129,654)
Implementation of IFRS 16 Leases 5)	511	106	0	0	0	(617)	0
Accumulated depreciation and impairment losses at 1 January 2019	(2,291)	(119,483)	(6,613)	(465)	(185)	(617)	(129,654)
Depreciation	(120)	(8,555)	(298)	(25)	0	(752)	(9,750)
Impairment losses	(6)	(2,430)	(178)	(3)	(707)	(26)	(3,350)
Reversal of impairment losses	0	120	0	0	0	0	120
Transfers	13	(134)	(0)	13	26	42	(40)
Accumulated depreciation and impairment on disposed assets	7	4,540	0	5	0	24	4,576
Effect of changes in foreign exchange	1	616	38	(0)	(26)	(1)	628

Accumulated depreciation and impairment losses at 31 December 2019	(2,395)	(125,327)	(7,051)	(475)	(892)	(1,329)	(137,469)

Carrying amount at 31 December 2019	423	53,736	1,870	434	9,479	4,011	69,953

Estimated useful lives (years)	3 - 20	UoP1)	15 - 20	20 - 332)		1 - 193)

(in USD million)	Machinery, equipment and transportation equipment, including vessels	Production plants and oil and gas assets	Refining and manufacturing plants	Buildings and land	Assets under development	Total

Cost at 31 December 2017	3,470	157,533	8,646	866	18,140	188,656
Additions through business combinations	76	2,473	0	48	1,370	3,968
Additions and transfers	90	13,017	328	32	(3,322)	10,144
Disposals at cost	(12)	(505)	(0)	(1)	(366)	(884)
Effect of changes in foreign exchange	(28)	(5,752)	(314)	(13)	(861)	(6,967)

Cost at 31 December 2018	3,596	166,766	8,660	932	14,961	194,916

Accumulated depreciation and impairment losses at 31 December 2017	(2,853)	(113,781)	(6,200)	(439)	(1,746)	(125,019)
Depreciation	(137)	(9,249)	(426)	(29)	0	(9,841)
Impairment losses	0	(762)	0	0	(32)	(794)
Reversal of impairment losses	155	1,087	0	0	156	1,398
Transfers	(0)	(1,799)	(229)	(1)	1,067	(961)
Accumulated depreciation and impairment on disposed assets	12	602	0	0	366	980
Effect of changes in foreign exchange	21	4,312	242	4	5	4,583

Accumulated depreciation and impairment losses at 31 December 2018	(2,802)	(119,589)	(6,613)	(465)	(185)	(129,654)

Carrying amount at 31 December 2018	794	47,177	2,048	467	14,776	65,262

Estimated useful lives (years)	3 - 20	UoP 1)	15 - 20	20 - 33 2)

1)Depreciation according to unit of production method (UoP), see note 2 Significant accounting policies.

2)Land is not depreciated.

3)Depreciation linearly over contract period.

4)See note 22 Leases.

5)See note 23 Implementation of IFRS 16 Leases.

The carrying amount of assets transferred to Property, plant and equipment from Intangible assets in 2019 and 2018 amounted to USD 213 million and USD 161 million, respectively.

For additions through business combinations, see note 4 Acquisitions and disposals.

Impairments/reversal of impairments

(in USD million)	Property, plant and equipment	Intangible assets3)	Total

At 31 December 2019
Producing and development assets1)	3,230	608	3,838
Goodwill1)	-	164	164
Other intangible assets1)	-	41	41
Acquisition costs related to oil and gas prospects2)	-	49	49

Total net impairment loss/(reversal) recognised	3,230	863	4,093

At 31 December 2018
Producing and development assets1)	(604)	237	(367)
Acquisition costs related to oil and gas prospects2)	-	52	52

Total net impairment loss/(reversal) recognised	(604)	289	(315)

1)Producing and development assets, goodwill and other intangible assets are subject to impairment assessment under IAS 36. The total net impairment losses recognised under IAS 36 in 2019 amount to USD 4,043 million, compared to 2018 when the net impairment reversal amounted to USD 367 million, including impairment of acquisition costs - oil and gas prospects (intangible assets).

2)Acquisition costs related to exploration activities, subject to impairment assessment under the successful efforts method (IFRS 6).

3)See note 11 Intangible assets.

For impairment purposes, the asset's carrying amount is compared to its recoverable amount. The recoverable amount is the higher of fair value less cost of disposal (FVLCOD) and estimated value in use (VIU).

The base discount rate for VIU calculations is 6.0% real after tax. The discount rate is derived from Equinor's weighted average cost of capital. A derived pre-tax discount is in the range of 15%-25% for E&P Norway and 4-9% for E&P International and MMP, depending on asset specific characteristics, such as specific tax treatments, cash flow profiles and economic life. See note 2 Significant accounting policies to the Consolidated financial statements for further information regarding impairment on property, plant and equipment.

The table below describes per area the assets being impaired/(reversed) and the valuation method used to determine the recoverable amount; the net impairment/(reversal), and the carrying amount after impairment.

		2019		2018
(in USD million)	Valuation method	Carrying amount after impairment	Net impairment loss/ (reversal)	Carrying amount after impairment	Net impairment loss/ (reversal)

At 31 December
Exploration & Production Norway	VIU	4,406	1,119	1,966	(201)
	FVLCOD	0	0	1,232	(402)
North America - unconventional	VIU	7,509	1,631	5,771	762
	FVLCOD	0 1)	610	0	0
North America - conventional offshore US Gulf of Mexico	VIU	1,079	292	3,989	(246)
	FVLCOD	0	0	0	0
North Africa	VIU	0	0	451	(126)
	FVLCOD	0	0	0	0
Europe and Asia	VIU	645	(18)	0	0
	FVLCOD	0	0	0	0
Marketing, Midstream & Processing	VIU	65	178	403	(155)
	FVLCOD	0	0	0	0
Right of use assets	VIU	0	26	0	0
	FVLCOD	0	0	0	0

Total		13,704	3,838	13,813	(367)

1) Asset is disposed.

Exploration & Production Norway

In 2019 impairment losses of USD 1,119 million were recognised. The impairments were triggered by cost increases and decreased price assumptions. The impairment amount is impacted by how tax uplift is to be included in the pre-tax net present value estimate.

In 2018 impairment reversals of USD 604 million were recognised mainly due to change in long term exchange rate assumptions.

North America - unconventional

In 2019 impairment losses of USD 2,241 million of which USD 608 million was classified as exploration expenses were recognised mainly caused by reduced long term price assumptions and reduced fair value of one asset.

In 2018 impairment losses of USD 762 million of which USD 237 million was classified as exploration expenses were recognised mainly caused by reduced long term price assumptions and reduced fair value of one asset.

North America - conventional offshore Gulf of Mexico

In 2019 net impairment loss of USD 292 million was recognised due to reduced reserve estimates.

In 2018 net impairment reversal of USD 246 million was recognised due to improved production profile and various operational improvements partially offset by negative changes in reserve estimates.

North Africa

In 2019 no impairments or reversals were recognised.

In 2018 an impairment reversal of USD 126 million was recognised due to an extension of licence period.

Marketing, Midstream & Processing

In 2019 impairment loss of USD 178 million was recognised related to the South Riding Point oil terminal as a result of the damages caused by the hurricane Dorian on Bahamas.

In 2018 an impairment reversal of USD 155 million was recognised due to increased refinery margin forecast.

Value in Use (VIU) estimates and discounted cash flows used to determine the recoverable amount of assets tested for impairment are based on internal forecasts on costs, production profiles and commodity prices. Short term commodity prices (2020/2021/2022) are forecasted by using observable forward prices for 2020 and a linear projection towards the 2023 internal forecast.

The price assumptions as per year-end 2019 are as follows (year-end 2018 price assumptions the respective years are indicated in brackets):

Year Prices in real terms 1)	2020		2025		2030

Brent Blend – USD/bbl	59	(68)	77	(78)	80	(82)
NBP - USD/mmBtu	4.2	(7.7)	7.0	(8.2)	7.5	(8.2)
Henry Hub – USD/mmBtu	2.4	(3.2)	3.1	(4.1)	3.6	(4.1)
1) Basis year 2019.

The long-term price assumptions were updated in the third quarter of 2019.

Sensitivities

Commodity prices have historically been volatile. Significant downward adjustments of Equinor’s commodity price assumptions would result in impairment losses on certain producing and development assets in Equinor’s portfolio. If a decline in commodity price forecasts over the lifetime of the assets were 30%, considered to represent a reasonably possible change, the impairment amount to be recognised could illustratively be in the region of USD 15 billion before tax effects. This illustrative impairment sensitivity, based on a simplified method, assumes no changes to input factors other than prices; however, a price reduction of 30% is likely to result in changes in business plans as well as other factors used when estimating an asset’s recoverable amount. Changes in such input factors would likely significantly reduce the actual impairment amount compared to the illustrative sensitivity above. Changes that could be expected would include a reduction in the cost level in the oil and gas industry as well as offsetting currency effects, both of which have historically occurred following significant changes in commodity prices. The illustrative sensitivity is therefore not considered to represent a best estimate of an expected impairment impact, nor an estimated impact on revenues or operating income in such a scenario. A significant and prolonged reduction in oil and gas prices would also result in mitigating actions by Equinor and its licence partners, as a reduction of oil and gas prices would impact drilling plans and production profiles for new and existing assets. Quantifying such impacts is considered impracticable, as it requires detailed technical, geological and economical evaluations based on hypothetical scenarios and not based on existing business or development plans.